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                                                                  Exhibit 32 (b)

March 16, 2006

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

     I, Michael A. Weisbarth, Vice President, Chief Financial Officer and Treasurer of LESCO, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael A. Weisbarth
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Michael A. Weisbarth,
Vice President, Chief Financial
Officer and Treasurer